UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 29, 2016
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On July 29, 2016 (the “Closing Date”), SIR Ashley Oaks, LLC, SIR Audubon Park, LLC, SIR Carrington Champion, LLC, SIR Carrington Park, LLC, SIR Carrington Place, LLC, SIR Deer Valley, LLC, SIR Steiner Ranch Apartments, LLC, SIR Oak Crossing, LLC and SIR Buda Ranch, LLC, (individually and collectively the “Borrower”), each an indirect wholly-owned subsidiary of Steadfast Income REIT, Inc. (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) and a Multifamily Note (the “Note”) with PNC Bank, National Association (the “Lender”) that provides for a revolving credit facility in an amount up to $235,124,750, which may be increased to up to $350,000,000 (the “Maximum Amount”), to refinance existing mortgage loans of each Borrower.
The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Definitive Material Agreement.
On the Closing Date, each Borrower prepaid and terminated the existing mortgage loan with the lender identified as the “original lender” in the schedule below under Item 2.03 of this Current Report on Form 8-K, and entered into the Loan Documents (defined below) with the Lender. In connection with the prepayment and termination of the existing mortgages, Borrower paid $1,469,766 in the aggregate in prepayment penalties.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On the Closing Date, each Borrower entered into the Credit Agreement and the Note with the Lender (the Credit Agreement and Note, together with the Loan and Security Agreements, Mortgages and the Guaranty, each described below, are referred to herein as the “Loan Documents”). The Loan Documents provide for a revolving credit facility with a maturity date of August 1, 2021, subject to extension (the “Maturity Date”). The Borrower received $235,124,750 in an aggregate principal amount pursuant to the Note on the Closing Date (the “Loan”). The proceeds of the Loan were used to refinance the existing indebtedness associated with the secured properties listed below.
The Loan accrues interest at the one-month London Interbank Offered Rate (LIBOR) plus (1) the servicing spread of 0.05% and (2) the net spread, based on the debt service coverage ratio, of between 1.73% and 1.93%, as further described in the Credit Agreement. The entire outstanding principal balance and any accrued and unpaid interest on the Loan are due on the Maturity Date. Interest only payments on the Loan are payable monthly in arrears and are due and payable on the first day of each month, commencing September 1, 2016.
  Pursuant to the terms of the Credit Agreement, following the Closing Date, the Borrower may request an advance under the Credit Agreement upon notice to the Lender and after the expansion of the amount available under the Credit Agreement. Such an expansion must be for an amount of no less than $25,000,000, up to the Maximum Amount. Advances are subject to certain sublimits in the Credit Agreement, which include, among other things, loan to value and debt service ratios, and may not be less than $10,000,000. Each Borrower also entered into a separate Multifamily Loan and Security Agreement (collectively, the “Loan and Security Agreements”) with the Lender. The Loan Documents contain customary representations and warranties and default provisions.
The Loan is secured by the properties set out on the schedule below (the “Collateral Pool Property”) pursuant to a security agreement (each a “Mortgage”) by each Borrower in favor of the Lender. Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, each Borrower has assigned all of its rights under the existing property management agreement to the Lender upon an event of default under the Loan Documents. Property acquired from future advances made under the Credit Agreement will become part of the Collateral Pool Property.
Borrower may voluntarily prepay all or a portion of the amounts advanced under the Loan Documents. Notwithstanding the foregoing, in the event a Collateral Pool Property is released or the Credit Agreement is terminated, a termination fee is due and payable by the Borrower.
The Company entered into a Guaranty (the “Guaranty”) to and for the benefit of the Lender in connection with the Loan. The Company absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Documents, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.
The Borrower paid loan origination fees to the Lenders in connection with each of the refinancings of $1,293,186, and Steadfast Income Advisor, LLC earned a refinancing fee in connection with the refinancings of $1,175,624.
The material terms of the agreements described above, the date on which each agreement was entered into and the identity of the parties to each agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 -10.30 in Item 9.01 to this Current Report on Form 8-K and incorporated herein by reference.

Borrower	Secured Property	City and State	Original Lender
SIR Ashley Oaks, LLC	Ashley Oaks Apartments	San Antonio, TX	Wells Fargo Bank, National Association
SIR Buda Ranch, LLC	The Trails at Buda Ranch	Buda, TX	Berkadia Commercial Mortgage LLC
SIR Deer Valley, LLC	Deer Valley Apartments	Lake Bluff, IL	Berkadia Commercial Mortgage LLC
SIR Carrington Park, LLC	Carrington Park at Huffmeister	Cypress, TX	Berkeley Point Capital LLC
SIR Carrington Place, LLC	Carrington Place	Houston, TX	Berkeley Point Capital LLC
SIR Carrington Champion, LLC	Carrington at Champion Forest	Houston, TX	Berkeley Point Capital LLC
SIR Audubon Park, LLC	Audubon Park	Nashville, TN	PNC Bank, National Association
SIR Oak Crossing, LLC	Oak Crossing	Fort Wayne, IN	PNC Bank, National Association
SIR Steiner Ranch Apartments, LLC	Meritage at Steiner Ranch	Austin, TX	PNC Bank, National Association

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

10.1	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Ashley Oaks, LLC and PNC Bank, National Association

10.2
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by SIR Ashley Oaks, LLC to Ann Johnson for the benefit of PNC Bank, National Association

10.3
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Ashley Oaks, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.4	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Buda Ranch, LLC and PNC Bank, National Association

10.5
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by SIR Buda Ranch, LLC to Ann Johnson for the benefit of PNC Bank, National Association

10.6
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Buda Ranch, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.7	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Deer Valley, LLC and PNC Bank, National Association

10.8	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of July 29, 2016, by and between SIR Deer Valley, LLC and PNC Bank, National Association

10.9
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Deer Valley, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.10	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Carrington Park, LLC and PNC Bank, National Association

10.11
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by SIR Carrington Park, LLC to Ann Johnson for the benefit of PNC Bank, National Association

10.12
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Carrington Park, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.13	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Carrington Place, LLC and PNC Bank, National Association

10.14
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by SIR Carrington Place, LLC to Ann Johnson for the benefit of PNC Bank, National Association

10.15
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Carrington Place, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.16	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Carrington Champion, LLC and PNC Bank, National Association

10.17
Multifamily Deed Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by SIR Carrington Champion, LLC to Ann Johnson for the benefit of PNC Bank, National Association

10.18
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Carrington Champion, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.19	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Audubon Park, LLC and PNC Bank, National Association

10.20
Multifamily Deed of Trust, Absolute Assignment of Leases and Rents and Security Agreement (Including Fixture Filing), dated as of July 29, 2016, by SIR Audubon Park, LLC to Joseph B. Pitt, Jr. for the benefit of PNC Bank, National Association

10.21
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Audubon Park, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.22	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Oak Crossing, LLC and PNC Bank, National Association

10.23	Multifamily Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by and between SIR Oak Crossing, LLC and PNC Bank, National Association

10.24
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Oak Crossing, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.25	Multifamily Loan and Security Agreement, made as of July 29, 2016, by and between SIR Steiner Ranch Apartments, LLC and PNC Bank, National Association

10.26
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 29, 2016, by SIR Steiner Ranch Apartments, LLC to Ann Johnson for the benefit of PNC Bank, National Association

10.27
Assignment of Management Agreement and Subordination of Management Fees, dated as of July 29, 2016, by and among SIR Steiner Ranch Apartments, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.28
Credit Agreement, dated July 29, 2016, by and between SIR Ashley Oaks, LLC, SIR Buda Ranch, LLC, SIR Deer Valley, LLC, SIR Carrington Park, LLC, SIR Carrington Place, LLC, SIR Carrington Champion, SIR Audubon Park, LLC, SIR Oak Crossing, LLC, SIR Steiner Ranch Apartments, LLC and PNC Bank, National Association

10.29
Multifamily Note, made as of July 29, 2016, by SIR Ashley Oaks, LLC, SIR Audubon Park, LLC, SIR Carrington Champion, LLC, SIR Carrington Park, LLC, SIR Carrington Place, LLC, SIR Deer Valley, LLC, SIR Steiner Ranch Apartments, LLC, SIR Oak Crossing, LLC and SIR Buda Ranch, LLC, in favor of PNC Bank, National Association

10.30	Guaranty, dated as of July 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	August 3, 2016	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer